UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2007

Foot Locker, Inc.

(Exact Name of Registrant as Specified in its Charter)

New York (State of other Jurisdiction of Incorporation)	1-10299 (Commission File Number)	13-3513936 (I.R.S. Employer Identification No.)

112 West 34th Street, New York, New York (Address of Principal Executive Offices)		10120 (Zip Code)

Registrant’s telephone number, including area code: 212-720-3700

Former Name/Address

(Former name or former address, if changed from last report)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.             Results of Operation and Financial Condition

On May 10, 2007, Foot Locker, Inc. (the “Company”) issued a press release updating its earnings estimate for the first quarter of 2007. A copy of the press release is furnished as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits
99.1 Press Release of Foot Locker, Inc. dated May 10, 2007 updating its earnings estimate for the first quarter of 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.
(Registrant)

Date: May 14, 2007	By: /s/ Robert W. McHugh
Senior Vice President
and Chief Financial Officer